SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  November 1, 2002

                           Vector Holdings Corporation
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                                    000-17303
                                    ---------
                            (Commission File Number)

                                   65-1021346
                                   ----------
                      (I.R.S. Employer Identification No.)

            19495 Biscayne Blvd., Suite #409, Aventura, Florida 33180
            ---------------------------------------------------------
        (Address of Principal Executive Offices)             (Zip Code)

                                 (305) 466-2411
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

This current report on Form 8-K is filed by Vector Holdings Corporation Inc., a Nevada corporation (the "Registrant"), in connection with the matters described herein.

ITEM 5.     RESIGNATION OF REGISTRANT'S TRANSFER AGENT

On October 15, 2002, the Securities and Exchange Commission filed a civil action in the United States District Court for the Southern District of Florida against the Company, Allen E. Weintraub and Florida Stock Transfer, Inc. The action is styled Securities and Exchange Commission v. Florida Stock Transfer, Inc.,
        ------------------------------------------------------------------------
Vector  Holdings  Corporation,  and  Allen  E.  Weintraub,  Case  No.
     ----------------------------------------------------
02-023048-CIV-Ungaro-Benages/Brown,  and  as  to  the Company and Mr. Weintraub,
     -------------
alleges,  inter  alia, violations of the federal securities laws by, among other
          -----------
things, failing to make adequate disclosure regarding Mr. Weintraub' s background. On November 1, 2002, each of the Company, Mr. Weintraub and Florida Stock Transfer, Inc. entered into a Permanent Injunction without admitting or denying any of the allegations, except to admitting to the jurisdiction of the Court over them and the subject matter of the claims. By virtue of the Permanent Injunction, Company and Mr. Weintraub were restrained and enjoined from violation of Section 17(a)1) of the Securities Act of 1933, Section 17(a)(2) and (3) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5, Section 13a of the Securities Exchange Act of 1934 and Rules 13a-1, 13a-11, 13a-13 and 12b-20 thereunder, and Section 13(a) of the Securities Exchange Act of 1934 and Rule 13b2-2. As of the date hereof, the Judgment of Permanent Injunction is subject to entry by the Court.

On October 30, 2002, Florida Stock Transfer, Inc. resigned as the Registrant's transfer agent. The decision to make this change was recommended and approved by the Registrant's Board of Directors.


ITEM 7.  EXHIBITS

(c) Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    VECTOR HOLDINGS CORPORATION
                    ---------------------------
                           (Registrant)


                                   ______________________________
                                   By: Allen Weintraub, President

                                  EXHIBIT INDEX


Exhibit
Number        Description
------        -----------

99.1          Letter regarding resignation of transfer agent